Investor Presentation Third Quarter 2021 November 30, 2021 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

2© 2021 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Given the ongoing and dynamic nature of the COVID-19 pandemic, the ultimate extent of the impacts on our business, financial position, results of operations, liquidity and prospects remain uncertain. Although general business and economic conditions have begun to recover, the recovery could be slowed or reversed by a number of factors, including increases in COVID-19 infections, increases in unemployment rates, or turbulence in domestic or global financial markets could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility, which could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR and potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd- Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2020 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Company Overview 4 Financial Highlights 13 Loan Portfolio and Credit Quality 20 Culture and Governance 25 Appendix Material 31

PPBI Company Overview

5© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(3) Profitability and Credit Quality(3) Assets $21.01 billion ROAA 1.73% Loans HFI $13.98 billion PPNR ROAA(4)(5) 1.98% TCE / TA(5) 9.30% Efficiency Ratio(5) 47.5% Tier 1 Capital Ratio 11.96% NPA / Assets 0.17% Total Capital Ratio 14.56% ACL / Loans 1.51% Premier commercial bank in key metropolitan areas throughout the Western U.S. Headquarters Irvine, CA Exchange/Listing Nasdaq: PPBI Market Capitalization(1) $3.7 Billion Average Daily Volume(2) 309,068 Shares Common Shares Outstanding(3) 94,354,211 Dividend Yield(1) 3.38% # of Research Analysts 7 Analysts Branch Network 61 Full Service Branch Locations Corporate Overview Note: All dollars in millions 1. Market data as of November 29, 2021 2. 3-month average as of November 29, 2021 3. As of September 30, 2021 or for the three months ended September 30, 2021 4. Pre-provision net revenue excludes merger-related expense 5. Please refer to non-U.S. GAAP reconciliation in the appendix Financial Highlights BRANCH FOOTPRINT 11 2 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (10) Portland MSA (2) Other Washington (1) PACIFIC PREMIER BANCORP, INC.

6© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Q3 2021 RESULTS 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Noninterest expense, excluding merger-related expense 3. Including fair value net discount on acquired loans 4. Share repurchase program approved on January 11, 2021 Operating Results • Net income of $90.1 million, or $0.95 per diluted share • ROAA of 1.73% and ROATCE of 19.9%(1) • Pre-provision net revenue (“PPNR”) of $103.1 million and PPNR ROAA of 1.98%(1) • Net interest margin of 3.51%; core net interest margin of 3.30%(1) • Efficiency ratio of 47.5%(1) and noninterest expense of $96.0 million(2) Loans • Loan portfolio of $14.0 billion, an increase of 11.5% annualized compared to the prior quarter • Strong loan production of $1.46 billion during Q3 2021 • Loan / deposit ratio of 80.0%, compared to 79.9% in Q2 2021 Deposits • Deposits of $17.5 billion, an increase of 10.7% annualized from the prior quarter • Non-maturity deposits of 93.6% and noninterest-bearing checking of 39.2% of total deposits • Average cost of deposits decreased to 0.06% from 0.08% in Q2 2021 Capital • Declared quarterly dividend of $0.33 per share • 280,270 shares repurchased for $11.2 million in Q3(4) • Tangible common equity to tangible assets of 9.30%(1) and total capital ratio of 14.56% • Tangible book value per share of $19.75(1), increased $0.37 from the prior quarter end Asset Quality • Delinquent loans were 0.14% of total loans • Nonperforming assets were 0.17% of total assets • Net charge-offs of $1.8 million, or 0.01% of average loans • No loans currently on COVID-19 temporary loan modifications as borrowers have resumed payments • ACL for LHFI of $211.5 million, or 1.51% of loans; loss absorption capacity equals 2.11% of loans(3)

7© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PEER COMPARISON PPNR ROAA(2)(3) Pacific Premier has consistently outperformed Western bank peers(1) Net Interest Margin Efficiency Ratio(3) Nonperforming Assets to Total Assets 1. Peer group consists of Western region banks and thrifts with total assets between $5 billion and $53 billion as of September 30, 2021 2. Pre-provision net revenue exclusive of merger-related expenses 3. Please refer to the non-U.S. GAAP information in the appendix 0.18% 0.04% 0.04% 0.04% 0.08% 0.15% 0.19% 0.17%0.17% 0.83% 0.52% 0.43% 0.36% 0.36% 0.39% 0.35% 0.40% 0.26% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6% 49.4% 47.5% 59.4% 58.5% 54.4% 55.4% 56.1% 56.5% 52.8% 51.8% 52.3% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% 3.44%3.51%3.89% 3.75% 3.80% 3.96% 3.95% 3.38% 3.20% 3.22% 3.19% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86% 1.84% 1.98% 1.66% 1.67% 1.67% 1.71% 1.70% 1.50% 1.63% 1.72% 1.67% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Q1 2021Q2 2021Q3 PPBI Peer Median

8© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $1,714 $2,038 $2,790 $4,036 $8,025 $11,487 $11,776 $19,737 $20,173 $20,529 $21,005 $- $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 2018 2019 2020 1Q'21 2Q'21 3Q'21 Non-Acquired Assets Acquired Assets DISCIPLINED ACQUIRER Note: All dollars in millions Acquisition Timeline January 2015 Independence Bank ($422MM assets) January 2014 Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2016 Security California Bancorp ($715MM assets) April 2017 and November 2017 Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets) July 2018 Grandpoint Capital, Inc. ($3.2B assets) March 2013 and June 2013 First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) April 2012 Palm Desert National Bank ($103MM assets) in FDIC-assisted deal February 2011 Canyon National Bank ($192MM assets) in FDIC- assisted deal PPBI acquisitions have strengthened and enhanced franchise value • Acquisitions are fully integrated into Pacific Premier with a “one bank, one culture” approach • Total Assets have grown 38% compounded annually since 2013 June 2020 Opus Bank ($8.3B assets)

9© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $9 .0 8 $1 0. 12 $1 1. 17 $1 2. 51 $1 5. 26 $1 6. 97 $1 8. 84 $1 8. 65 $1 8. 19 $1 9. 38 $1 9. 75 $0 .8 8 $1 .9 1 $2 .2 1 $2 .5 4 TBVPS Cumulative Dividends SHAREHOLDER FOCUSED Long-term Shareholder Value Creation with Strong Relative Total Shareholder Returns – PPBI vs. KBW Regional Banking Index(1)(2) • Declared and paid a $0.33 per share dividend, optimizing capital management • Strong capital ratios, growing shareholder value 1. Market data as of November 26, 2021, total shareholder return defined as change in share price plus dividends paid over respective periods. 2. KBW Regional Banking Index (KRX). 3. Please refer to non-U.S. GAAP reconciliation in appendix. Growth in Tangible Book Value per Share (3) $2 .8 7 33.1 27.6 PPBI KRX 2-Year TSR (%) 41.4 30.5 PPBI KRX 3-Year TSR (%) 36.8 34.6 PPBI KRX 5-Year TSR (%) 580.6 246.3 PPBI KRX 10-Year TSR (%)

10© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total customer transparency throughout the organization using Proprietary Salesforce enabled platform Call Center Management Workflow Management CRM Client and Data Management Highly customized solution designed to enhance the client experience by enabling direct collaboration between employees and clients Workflow Management Automated workflows centered around the customer allowing PPB to be highly efficient and maximize resource capacity Call Center Management Using the combination of best-in-class call center technology and Premier 360™, provides employees the right tools to deliver the best-in-class service ™

11© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Modernize the client’s access to secure funds movement and data analytics Forced acceleration of digitization is causing all industries to find ways to automate and streamline manual and redundant processes Proactive Solutions for Customers Access to real-time account information, secure funds movement, auto-upload of check-issue records, and data analytics Automation While Driving Innovation Manual, repetitive banking tasks are automated securely Improved Customer Experience Addresses traditional pain points associated with treasury management services PREMIER API BANKING

12© 2021 Pacific Premier Bancorp, Inc. | All rights reserved ACCELERATING API ADOPTION Creating New Distribution ChannelsAutomating Customer Experience Real Time Banking Through Technology Become a Preferred Partner to Third Parties Premier API Banking Real-time Reporting Data Analytics Payments Account Aggregation Payment Partners FinTechs End Customer Industry Partners Treasury Workstation Providers End Customer Premier API Banking Finance Payments FinTechs Industry Partners High-Transaction Volume Companies Software Providers FinTech Companies Who Leverage Other APIs Payments Bank Account Reconciliation Lockbox Payment Posting Positive Pay Bank Statements Real-Time Balance

PPBI Q3 2021 Financial Highlights

14© 2021 Pacific Premier Bancorp, Inc. | All rights reserved $23.4 $33.6 $52.2 $79.0 $131.7 $192.3 $224.1 $313.5 $371.6 $372.7 $412.5 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86% 1.84% 1.98% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Pre-Provision Net Revenue PPNR / Average Assets $67.3 $87.0 $120.7 $172.7 $278.6 $423.7 $482.5 $645.5 $741.6 $750.7 $796.7 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6% 49.4% 47.5% 2013 2014 2015 2016 2017 2018 2019 2020 Q1 2021 Q2 2021 Q3 2021 Total Revenue Efficiency Ratio Pre-Provision Net Revenue(1)Revenue and Efficiency Ratio(1) CORE EARNINGS AND EFFICIENCY Note: All dollars in millions 1. Excludes merger-related expenses. Please refer to non-U.S. GAAP reconciliation in the appendix. 2. Assumes annualized total revenue and pre-provision net revenue Strong capital generation from pre-provision net revenue and operating efficiencies Since 2013: • Compound annual growth for total revenue of 36% and pre-provision net revenue of 43%(1)(2) • Efficiency ratio improved from 64.7% to 47.5%(1) (2) (2) (2) (2)(2) (2)

15© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NET INTEREST MARGIN 1. Please refer to non-U.S. GAAP reconciliation in appendix. Core net interest margin and core loan yield exclude accretion and other one-time adjustments. Reported and Core Net Interest Margin NIM expanded in Q3 2021, supported by improved cost of funds Loan Yields Cost of Funds Factors Affecting Q3 2021 Net Interest Margin Increase Decrease (1) (1) 3.54% 3.61% 3.55% 3.44% 3.51% 3.23% 3.32% 3.30% 3.22% 3.30% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Reported Net Interest Margin Core Net Interest Margin 4.75% 4.88% 4.81% 4.62% 4.56% 4.41% 4.55% 4.52% 4.34% 4.29% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Reported Loan Yield Core Loan Yield 0.36% 0.30% 0.27% 0.23% 0.16% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Cost of Funds

16© 2021 Pacific Premier Bancorp, Inc. | All rights reserved (dollars in thousands) Balance % of Total Loans Held for Investment ACL for LHFI 211,481$ 1.51% Plus: Fair Value Mark on Acquired Loans(3) 84,971 0.60% Total Allowance + Fair Value Mark(3) 296,452$ 2.11% CECL & LOSS ABSORPTION CAPACITY ACL for LHFI + Fair Value Mark Allowance for Credit Losses by Loan Type 1. SBA loans that are collateralized by hotel real property 2. SBA loans that are collateralized by real property other than hotel real property 3. Adds back the FV discount to the loans held for investment Increase Decrease Combined Loss Absorption Capacity Updated economic forecast for CECL Model • Utilized Moody’s probability-weighted September economic forecast – improving economic forecasts in CECL model relative to 2Q • Unfunded commitments decrease driven by lower loss rates partially offset by increased commitments ACL for LHFI Change Attributions ($ in millions) (dollars in thousands) ACL Balance % of Loans HFI ACL Balance % of Loans HFI Investor loans secured by real estate CRE non-owner occupied 47,112$ 1.68% 42,467$ 1.50% Multifamily 59,059 1.07% 52,164 0.91% Construction and land 9,548 3.21% 8,017 2.74% SBA secured by real estate(1) 4,681 8.83% 3,879 7.84% Business loans secured by real estate CRE owner-occupied 35,747 1.71% 33,679 1.50% Franchise real estate secured 11,436 3.19% 9,626 2.72% SBA secured by real estate(2) 6,317 8.66% 5,104 7.30% Commercial loans Commercial and industrial 39,879 2.22% 37,595 1.99% Franchise non-real estate secured 17,313 4.31% 17,518 4.46% SBA non-real estate secured 730 5.25% 632 4.96% Retail loans Single family residential 670 0.43% 529 0.37% Consumer loans 282 4.52% 271 4.22% ACL for Loans HFI 232,774$ 1.71% 211,481$ 1.51% Off-balance sheet, Unfunded commitment reserve 27,433 27,238 ACL for HTM securities - 11 Total Allowance for Credit Losses 260,207$ 238,730$ 6/30/2021 9/30/2021

17© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Deposits as of September 30, 2021 Cost of Deposits(1) Continued low cost deposit growth • Deposits totaled $17.47 billion • Increased $454.9 million from the prior quarter • Noninterest-bearing deposits increased $73.1 million and totaled 39.2% of total deposits • Non-maturity deposits increased $601.5 million and totaled 93.6% of total deposits • Cost of deposits of 0.06%, compared to 0.08% in Q2 2021, a decrease in 9 consecutive quarters • Attractive deposit mix reflects our relationship-based business model Non-Maturity Deposits (% of Total) ATTRACTIVE DEPOSIT MIX 1. Quarterly average cost 2. As of September 30, 2021 3. Retail CD cost of deposits of 0.39% when excluding the benefit of CD MTM 89% 90% 92% 93% 94% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 0.20% 0.14% 0.11% 0.08% 0.06% Q3 2020 Q4 2020 Q1 2021 Q2 2021 Q3 2021 Balance(2) % of Total Cost of Deposits(1)(3) Weighted Avg Rate(2) (dollars in thousands) Noninterest-bearing demand 6,841,495$ 39% 0.00% 0.00% Interest-bearing demand 3,477,902 20% 0.03% 0.02% Money market and savings 6,037,532 35% 0.09% 0.06% Total non-maturity deposits 16,356,929 94% 0.04% 0.03% Retail certificates of deposit 1,113,070 6% 0.26% 0.29% Total certificates of deposit 1,113,070 6% 0.26% 0.29% Total deposits 17,469,999$ 100% 0.06% 0.04% Q3 2021

18© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Muni Bonds $1,410 29% MBS $1,811 37% CMO $662 13% Treasurys $79 2% Agency $530 11% Corp Notes $386 8% HIGH QUALITY SECURITIES PORTFOLIO Investment Securities Mix as of September 30, 2021 Historical Balances and Yields Liquid, highly-rated securities portfolio • Investment securities totaled $4.88 billion, or 23% of total assets, as of September 30, 2021 • Increased $374 million from the prior quarter • Sold $161.6 million and recorded a $4.2 million gain • Held-to-Maturity securities were $170.6 million as of September 30, 2021 • Q3 2021 average yield of 1.57%; Portfolio effective duration of 4.7 years with unrealized gain of $4.7 million • 95% of investments rated A or better, and 92% rated AA or better, $237 million of BBB rated investments $4.9 Billion Summary of Investments by Duration $3,629 $3,955 $3,879 $4,506 $4,880 $3,284 $3,965 $4,087 $4,244 $4,808 1.73% 1.72% 1.71% 1.70% 1.57% 3Q20 4Q20 1Q21 2Q21 3Q21 Period-end Balance Average Balance Average Yield 0-3 Years, $1,372 , 28% 3-5 Years, $1,847 , 38% >5 Years, $1,661 , 34%

19© 2021 Pacific Premier Bancorp, Inc. | All rights reserved CAPITAL MANAGEMENT Consolidated PPBI Pacific Premier Bank Leverage Ratio 9.85% 9.83% 9.09% Common Equity Tier 1 Ratio (CET1) 11.96% 11.89% 11.79% Tier 1 Ratio 11.96% 11.89% 11.79% Total Capital Ratio 14.56% 15.61% 16.11% Tangible Common Equity Ratio(1) 9.30% 9.38% 9.01% Leverage Ratio 11.38% 11.31% 10.33% Common Equity Tier 1 Ratio (CET1) 13.81% 13.67% 13.40% Tier 1 Ratio 13.81% 13.67% 13.40% Total Capital Ratio 14.61% 15.44% 15.48% Q3 2021 Q2 2021 Q3 2020 • Recent balance sheet actions support capital management optimization 1. Please refer to non-U.S. GAAP reconciliation in appendix $18.01 $18.65 $18.19 $19.38 $19.75 11.79% 12.04% 12.05% 11.89% 11.96% 16.11% 16.31% 16.26% 15.61% 14.56% 3Q20 4Q20 1Q21 2Q21 3Q21 Tangible Book Value per Share and Risk-Based Capital Ratios TBV per Share CET1 Ratio Total Capital Ratio

Loan Portfolio and Credit Quality

21© 2021 Pacific Premier Bancorp, Inc. | All rights reserved CRE non-owner occupied 13% Multifamily 75% Construction and land 12% SBA secured by real estate(2) 0% Investor RE secured 64% Business RE secured 19% Commercial 16% Retail 1% Los Angeles 31% Orange County 11% Other CA 33% Pacific NW 10% AZ 6% Other States 9% • 83% of loan portfolio is real estate secured, geographically diverse across Western U.S. Note: All dollars in thousands Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower 1. As of September 30, 2021 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel real property 3. SBA loans that are collateralized by real property other than hotel real property 4. Based on state where primary real property collateral is located, if available, otherwise borrower address is used. All California information is for respective county Loans by Type Loans by Geography(4) DIVERSIFIED LOAN PORTFOLIO 3Q21 Loan Originations Composition ($in millions) • Weighted average interest rate on new commitments of $1.46 billion increased to 3.66% from 3.59% in 2Q Investor RE secured, $820.8 Retail, $15.2 Commercial, $332.6 Business RE secured, $290.6 Balance Investor real estate secured CRE non-owner occupied 2,823,065$ 20.2% 4.24% Multifamily 5,705,666 40.8 3.81% Construction and land 292,815 2.1 4.94% SBA secured by real estate(2) 49,446 0.3 4.98% Total investor real estate secured 8,870,992 63.4 3.99% Business real estate secured CRE owner-occupied 2,242,164 16.0 4.16% Franchise real estate secured 354,481 2.6 4.70% SBA secured by real estate(3) 69,937 0.5 5.28% Total business real estate secured 2,666,582 19.1 4.26% Commercial Commercial and industrial 1,888,870 13.5 3.64% Franchise non-real estate secured 392,950 2.8 4.91% SBA non-real estate secured 12,732 0.1 5.62% Total commercial 2,294,552 16.4 3.86% Consumer Single family residential 144,309 1.0 4.14% Consumer 6,426 0.1 4.81% Total consumer 150,735 1.1 4.17% Total loans held for investment 13,982,861$ 100.0% 4.03% As of September 30, 2021 % of Total Weighted Average Rate(1)

22© 2021 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of Total Loans) Classified Loans (% of Total Loans) Net Charge-offs (% of Loans) Asset quality trends remain favorable in current economic environment $29.4 $13.3 $22.6 $19.3 $20.2 0.22% 0.10% 0.17% 0.14% 0.14% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Past Due Loans PD Loans / Loans HFI $4.5 $6.4 $1.3 $1.1 $1.8 0.03% 0.05% 0.01% 0.01% 0.01% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Net Charge-offs NCOs / Avg Loans $136.7 $128.3 $134.7 $131.4 $124.5 1.02% 0.97% 1.03% 0.97% 0.89% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Classified Loans Classified Loans / Loans HFI $27.5 $29.2 $38.9 $34.4 $35.1 0.14% 0.15% 0.19% 0.17% 0.17% 3Q 2020 4Q 2020 1Q 2021 2Q 2021 3Q 2021 Nonperforming Assets NPAs / Assets

23© 2021 Pacific Premier Bancorp, Inc. | All rights reserved 3.23% 1.65% 0.17% 4.21% 0.26% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 PPBI Peer Median CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers, including the 2009-2012 credit cycle Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 PDNB Failed- Bank Acquisition 4/27/12 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $53 billion as September 30, 2021

24© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) 627% 499% 415% 372% 310% 349% 316%336% 362%352%365%376%389% 340%336% 287%287%275% 356%341%342%332%326%306% 285% 385%363%352%349%352%362% 0% 200% 400% 600% 800% Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE concentrations well in excess of 300% • CRE concentrations are well-managed across the organization and stress tested semiannually Opus Acquisition CRE TO CAPITAL CONCENTRATION RATIO

PPBI Culture and Governance

26© 2021 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER BANK Our culture is defined by our Success Attributes • Over-communicate – be transparent, tell the truth at all times • Provide timely and complete information • Collaborate to make better decisions • Electronic communication is a useful tool – verbal communication is better • Results matter • Accomplish more together • Be open to achieving results in new ways • A humble, winning attitude is contagious • Improvement is incremental. Small changes over time have a significant impact • Mistakes happen. Learn from them and don’t repeat them • Be responsible for your personal and professional development • Inspect what you expect • Do the right thing, every time. • Put the organization first, not your self interest • Take responsibility for your actions • Complete truth to all stakeholders • Operate with a sense of urgency. • Be thoughtful and detail oriented • Make timely decisions • Act today • Respond to email, phone calls the same day - 100% of the time

27© 2021 Pacific Premier Bancorp, Inc. | All rights reserved We are focused on transparency and continuous improvement in ESG Environmental ISS QualityScore: 4 Social ISS QualityScore: 3 Governance ISS QualityScore: 1 • We received the 2021 Corporate Responsibility Award from the Association for Corporate Growth • We were awarded an Outstanding rating in our last two consecutive Community Reinvestment Act (CRA) exams • We became an Executive Sponsor of California Community Economic Development Association’s Climate Adaptation Initiative • We launched a new Premier Inclusion program and strategy to promote initiatives related to diversity, equity and inclusion and hired an Organizational Development Partner to further mature the program for long-term impact Commitment to Continuous Improvement Alignment to the UN Sustainable Development Goals Our ESG initiatives and the support we give to organizations in our communities help us align to several UN SDGs Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact Our commitment to our communities, customers and employees is at the core of our ESG strategy(1) Community Support 5,589 Volunteer Hours 370+ Community Partnerships Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization 77% of charitable giving benefited minority communities $50M Commitment to Equitable Impact Initiative • Early stages of developing a GHG emissions inventory and environmental impact of our loan standards • Initial assessment of potential impacts of climate-related risks and opportunities • Currently evaluating the adoption of a formal environmental disclosure framework, including the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”) methodologies 1. Community Partnerships and Support and Social Justice Initiatives data is for the 9-month period ended September 30, 2021 Social Justice Initiatives COMMITMENT TO ESG (UPDATED) • The Board’s Nominating and Governance Committee, composed entirely of independent directors, is responsible for overseeing our strategy, policies and initiatives related to our ESG program • Specific aspects of ESG are overseen by other Board committees, including the Enterprise Risk Committee 6 Employee Highlights 53% Minority 47% Non-Minority 59% Female 41% Male 98% Full Time 2% Part Time

28© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Our Board continues to strengthen our corporate governance practices to enhance long-term shareholder value Board Independence • Lead Independent Director • Independent Board (10 of 11 directors are independent) • All Board committees composed of independent directors • Independent directors conduct regular executive sessions led by the Lead Independent Director Board Practices • Annual Board and committee assessments • Risk oversight and strategic planning by full Board and committees • Outside Board service limited to three additional Boards • Board has direct access to all of our Senior Executive Officers Board Accountability • Annual election of all directors • Majority vote standard in place (uncontested elections) • Shareholders have the ability to call a special meeting with 10% support • Shareholder engagement program with feedback incorporated into Board deliberations Stock Ownership / Compensation • Robust stock ownership guidelines for all Directors and Named Executive Officers • Clawback policy in place • Maintain restrictions on hedging and pledging shares of our stock • Double trigger equity vesting provisions in place for change in control CORPORATE GOVERNANCE

29© 2021 Pacific Premier Bancorp, Inc. | All rights reserved Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors and making recommendations for potential nominees • The Board also believes that diversity and inclusion in various respects is extremely important (currently 3 independent directors are female) and is mindful of this need as candidates are considered to fill current Board vacancies Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  Public Company oversight experience  Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices, regulatory compliance, technology, data security and privacy  Special skills, expertise or background that add to and complement the range of skills, experiences and backgrounds  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform his or her duties as a director Our Process in Action Five Independent Directors Added Since 2018 • M. Christian Mitchell Prior Senior Partner, Deloitte • George Pereira Prior COO and CFO, Charles Schwab Investment Management Inc. • Barbara Polsky General Counsel, Jiko Group, Inc. and former Partner Manatt, Phelps & Phillips, LLP • Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings BOARD REFRESHMENT & EVALUATION PROCESS • Richard Thomas Prior EVP and CFO, CVB Financial Corporation

30© 2021 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  We have maintained a strong credit culture in both good times and bad  Emphasis on risk management has been and continues to be a key strength of our organization  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011  Financial results remain solid – strong capital ratios and core earnings  Our culture differentiates us and drives fundamentals for all stakeholders  We believe we are well-positioned to take advantage of opportunities that arise from this economic crisis  Shareholder value is our key focus – building long-term value for our owners  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation

Appendix Material

32© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. March 31, June 30, Sept. 30, 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2021 2021 Total stockholders' equity 78,602$ 86,777$ 134,517$ 175,226$ 199,592$ 298,980$ 459,740$ 1,241,996$ 1,969,697$ 2,012,594$ 2,746,649$ 2,703,098$ 2,813,419$ 2,838,116$ Less: Intangible assets - 2,069 2,626 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 981,568 978,675 974,763 Tangible common equity 78,602$ 84,708$ 131,891$ 151,170$ 171,028$ 240,978$ 347,799$ 705,653$ 1,060,415$ 1,120,960$ 1,762,573$ 1,721,530$ 1,834,744$ 1,863,353$ Total assets 826,816$ 961,128$ 1,173,792$ 1,714,187$ 2,037,731$ 2,789,599$ 4,036,311$ 8,024,501$ 11,487,387$ 11,776,012$ 19,736,544$ 20,173,298$ 20,529,486$ 21,005,211$ Less: Intangible assets - 2,069 2,626 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 981,568 978,675 974,763 Tangible assets 826,816$ 959,059$ 1,171,166$ 1,690,131$ 2,009,167$ 2,731,597$ 3,924,370$ 7,488,158$ 10,578,105$ 10,884,378$ 18,752,468$ 19,191,730$ 19,550,811$ 20,030,448$ Tangible common equity ratio 9.51% 8.83% 11.26% 8.94% 8.51% 8.82% 8.86% 9.42% 10.02% 10.30% 9.40% 8.97% 9.38% 9.30% Basic shares outstanding 10,033,836 10,337,626 13,661,648 16,656,279 16,903,884 21,570,746 27,798,283 46,245,050 62,480,755 59,506,057 94,483,136 94,644,415 94,656,575 94,354,211 Book value per share 7.83$ 8.39$ 9.85$ 10.52$ 11.81$ 13.86$ 16.54$ 26.86$ 31.52$ 33.82$ 29.07$ 28.56$ 29.72$ 30.08$ Less: Intangible book value per share - 0.20 0.19 1.44 1.69 2.69 4.03 11.60 14.55 14.98 10.42 10.37 10.34 10.33 Tangible book value per share 7.83$ 8.19$ 9.65$ 9.08$ 10.12$ 11.17$ 12.51$ 15.26$ 16.97$ 18.84$ 18.65$ 18.19$ 19.38$ 19.75$ As of December 31, As of

33© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 9/30/2021 6/30/2021 9/30/2020 Net Income (loss) 90,088$ 96,302$ 66,566$ Plus: amortization of intangible assets expense 3,912 4,001 4,538 Less: amortization of intangible assets expense tax adjustment 1,119 1,145 1,301 Net income for average tangible common equity 92,881$ 99,158$ 69,803$ Plus: merger-related expense - - 2,988 Less: merger-related expense tax adjustment - - 857 Net income for average tangible common equity excluding merger-related expenses 92,881$ 99,158$ 71,934$ Average stockholders' equity 2,844,800$ 2,747,308$ 2,689,867$ Less: average intangible assets 75,795 79,784 92,768 Less: average goodwill 901,312 900,582 898,430 Average tangible common equity 1,867,693$ 1,766,942$ 1,698,669$ Return on average equity(1) 12.67% 14.02% 9.90% Return on average tangible common equity(1) 19.89% 22.45% 16.44% Return on average tangible common equity excluding merger-related expense(1) 19.89% 22.45% 16.94% Three Months Ended,

34© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Losses from 2013-2016 related to Other Than Temporary Impairment For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of securities, other income – security recoveries, and gain/(loss) on sale of other real estate owned. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Total noninterest expense 50,815$ 54,938$ 73,332$ 98,063$ 167,958$ 249,905$ 259,065$ 381,119$ 92,489$ 94,496$ 96,040$ Less: amortization of intangible assets expense 764 1,014 1,350 2,039 6,144 13,594 17,245 17,072 4,143 4,001 3,912 Less: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 - - Less: Other real estate owned operations, net 618 75 121 385 72 4 160 1 - - - Noninterest expense, adjusted 42,507$ 52,359$ 67,062$ 91,251$ 140,740$ 217,853$ 241,004$ 314,917$ 88,341$ 90,495$ 92,128$ Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 161,652$ 160,934$ 169,069$ Plus: Total noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 23,740 26,729 30,100 Less: Net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 13,882 4,046 5,085 4,190 Less: Other income - security recoveries(1) (4) (29) - (205) 1 4 2 2 2 6 1 Less: Net gain (loss) from other real estate owned - - - 18 46 281 52 (112) - - - Less: Net gain (loss) from debt extinguishment - - - - - - (612) - (503) (647) 970 Revenue, adjusted 65,715$ 85,494$ 120,397$ 171,067$ 275,832$ 422,054$ 474,524$ 631,764$ 181,847$ 183,219$ 194,008$ Efficiency Ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.6% 49.4% 47.5%

35© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Interest income 63,800$ 81,339$ 118,356$ 166,605$ 270,005$ 448,423$ 526,107$ 630,726$ 172,994$ 170,692$ 176,047$ Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 56,515 11,342 9,758 6,978 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 574,211 161,652 160,934 169,069 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 23,740 26,729 30,100 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 645,536 185,392 187,663 199,169 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 381,119 92,489 94,496 96,040 Add: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 - - Pre-provision net revenue 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 92,908$ 93,167$ 103,129$ Pre-provision net revenue (annualized)(1) 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 371,632$ 372,668$ 412,516$ Average Assets 1,441,555$ 1,827,935$ 2,621,545$ 3,601,411$ 6,094,883$ 9,794,917$ 11,546,912$ 16,817,242$ 19,994,260$ 20,290,415$ 20,804,903$ PPNR / Average Assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 0.46% 0.46% 0.50% PPNR / Average Assets (annualized)(1) 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.86% 1.84% 1.98%

36© 2021 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD and nonrecurring nonaccrual interest paid from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Core loan interest income and core loan yields are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income and nonrecurring nonaccrual interest paid from loan interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Note: All dollars in thousands FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 161,652$ 160,934$ 169,069$ Less: Accretion income 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,866 9,487 9,446 Less: Premium amortization on CD 139 143 200 411 969 1,551 521 6,443 1,751 942 390 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (603) (216) (74) Core net interest income 55,064$ 71,565$ 101,712$ 143,486$ 233,632$ 374,698$ 425,701$ 534,683$ 150,638$ 150,721$ 159,307$ Average interest-earning assets 1,399,806$ 1,750,871$ 2,503,009$ 3,414,847$ 5,583,774$ 8,836,075$ 10,319,552$ 15,373,474$ 18,490,426$ 18,783,803$ 19,131,172$ Net interest margin 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% 3.44% 3.51% Core net interest margin 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.13% 3.48% 3.30% 3.22% 3.30% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Loan interest income 58,089$ 75,751$ 111,097$ 157,935$ 251,027$ 415,410$ 485,663$ 577,558$ 155,225$ 152,365$ 157,025$ Less: Loan accretion 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,866 9,487 9,446 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (603) (216) (74) Core loan interest income 54,848$ 73,824$ 106,710$ 148,757$ 238,126$ 398,948$ 464,584$ 544,473$ 145,962$ 143,094$ 147,653$ Average loans 1,039,654$ 1,424,727$ 2,061,788$ 2,900,379$ 4,724,808$ 7,527,004$ 8,768,389$ 11,819,898$ 13,093,609$ 13,216,973$ 13,660,242$ Loan yield 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.54% 4.89% 4.81% 4.62% 4.56% Core loan yield 5.28% 5.18% 5.18% 5.13% 5.04% 5.30% 5.30% 4.61% 4.52% 4.34% 4.29%